SALOMON SMITH BARNEY                   COMPUTATIONAL MATERIALS FOR RAMP 2002-RZ2
A Memeber of Citigroup
________________________________________________________________________________



NEW ISSUE COMPUTATIONAL MATERIALS



[$365,000,000]

MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2002-RZ2


RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
Depositor

RAMP SERIES 2002-RZ2 TRUST
Issuer

RESIDENTIAL FUNDING CORPORATION
Master Servicer


GMAC RFC
                                                            SALOMON SMITH BARNEY
                                                           A Member of Citigroup


                                   MAY 7, 2002

The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Syndicate Desk at (212) 723-6171.


________________________________________________________________________________
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disclaimer,   please  contact  your  Salomon  Smith  Barney  Financial   Advisor
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                                     Page 1

SALOMON SMITH BARNEY                   COMPUTATIONAL MATERIALS FOR RAMP 2002-RZ2
A Memeber of Citigroup
________________________________________________________________________________



TRANSACTION SUMMARY



------------ ------------ ---------- ----------- --------- --------- ------------ ----------- --------------
                                                                      EXPECTED      FINAL
                           PERCENT                 WAL     PRINCIPAL    FINAL     SCHEDULED     EXPECTED
                          OF POOL      COUPON    TO CALL    WINDOW   DISTRIBUTION DISTRIBUTION   RATINGS
CLASS               SIZE   BALANCE      TYPE      (YRS.)    (MOS.)      DATE         DATE     (MOODY'S/S&P)
------------ ------------ ---------- ----------- --------- --------- ------------ ----------- --------------
A-1          $109,000,000  29.86%     Floating     0.90     1 -20     1/25/2004   11/25/2021     Aaa/AAA
A-2          $43,000,000   11.78%      Fixed       2.00     20 -29   10/25/2004   12/25/2024     Aaa/AAA
A-3          $58,000,000   15.89%      Fixed       3.01     29 -47    4/25/2006   9/25/2028      Aaa/AAA
A-4          $42,000,000   11.51%      Fixed       5.01     47 -79   12/25/2008   9/25/2030      Aaa/AAA
A-5          $34,525,000    9.46%    Fixed (a)     8.82    79 -111    8/25/2011   6/25/2033      Aaa/AAA
A-6 (NAS)    $36,500,000   10.00%      Fixed       6.62    37 -111    8/25/2011   6/25/2033      Aaa/AAA
A-IO             (b)          -         (c)         -         -      11/25/2004   11/25/2004     Aaa/AAA

M-1          $16,425,000    4.50%    Fixed (a)     6.11    37 -111    8/25/2011   6/25/2033      Aa2/AA
M-2          $14,600,000    4.00%    Fixed (a)     6.11    37 -111    8/25/2011   6/25/2033       A2/A
M-3          $10,950,000    3.00%    Fixed (a)     5.78    37 -111    8/25/2011   6/25/2033     Baa2/BBB


TOTAL        $365,000,000  100.00%
------------ ------------ ---------- ----------- --------- --------- ------------ ----------- --------------


ADDITIONAL INFORMATION

(1) The principal balance of each class of Certificates is subject to a 5% variance.
(2) Prepayment Assumption: 4% building to 22% CPR in month 12, and remaining constant at 22% thereafter.
(3)  The Certificates will be priced to a 10% cleanup call.
(4) The Certificates (other than the Class A-IO Certificates) will be subject to the Net WAC Cap Rate.




(a) The related pass-through rate will increase by 0.50% starting on the second distribution date after the optional termination date.
(b)  Notional Balance: Refer to page 3 for details.
(c) 5.00% per annum, payable monthly, until the 30th distribution date; thereafter, 0.00% per annum.

________________________________________________________________________________
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                                     Page 2

SALOMON SMITH BARNEY                   COMPUTATIONAL MATERIALS FOR RAMP 2002-RZ2
A Memeber of Citigroup
________________________________________________________________________________


SUMMARY OF TERMS


DEPOSITOR: Residential Asset Mortgage Products, Inc.

MASTER SERVICER: Residential Funding Corporation

UNDERWRITERS:  Salomon  Smith  Barney  Inc.  /  Residential  Funding  Securities
     Corporation

TRUSTEE: JPMorgan Chase Bank

STATISTICAL CALCULATION DATE:May 1, 2002

CUT-OFF DATE: May 1, 2002

CLOSING DATE: On or about May 30, 2002

DISTRIBUTION DATE: 25th day of each month (or the next business day), commencing
     June 25, 2002

FORM OF OFFERED CERTIFICATES:The Certificates will be available in book-entry form through DTC.

COLLATERAL: Comprised of conventional, one -to four -family, fixed-rate mortgage loans secured by first liens on residential mortgage properties with LTVs not in excess of 107%. The actual pool balance as of the Cut-off Date is expected to be approximately $365,000,000.

STRUCTURE:

     CLASS A-1, A-2, A-3, A-4, A-5, A-6 AND A-IO CERTIFICATES (COLLECTIVELY, THE "CLASS A CERTIFICATES") The Class A-1 Certificates will be issued as floating rate senior securities. Class A-2, A-3, A-4, A-5 and A-6 Certificates will be issued as fixed rate senior securities.

     CLASS A-IO CERTIFICATES (ALSO PART OF THE "CLASS A CERTIFICATES") The Class A-IO Certificates will be issued as fixed rate senior securities and will have a 5.00% per annum coupon, payable monthly, and a 30-month payment window, commencing on the first distribution date, based on the following notional balance schedule: the lesser of (a) from and including the 1st through the 3rd distribution date, $119,000,000; from and including the 4th through the 6th distribution date, $113,000,000; from and including the 7th through the 9th distribution date, $106,000,000; from and including the 10th through the 12th distribution date, $98,000,000; from and including the 13th through the 15th distribution date, $90,000,000; from and including the 16th through the 18th distribution date, $82,000,000; from and including the 19th through the 21st distribution date, $75,000,000; from and including the 22nd through the 24th distribution date, $59,000,000; from and including the 25th through the 27th distribution date, $46,000,000; from and including the 28th through the 30th distribution date, $36,000,000; and thereafter, $0 and (b) the then outstanding pool balance.

     CLASS M CERTIFICATES The Class M Certificates will be issued as fixed rate mezzanine securities. The Class M Certificates will be subordinate to the Class A Certificates and any other Classes of Class M Certificates with higher payment priorities.

MINIMUM  DENOMINATIONS:   Class  A  Certificates,  other  than  the  Class  A-IO
     Certificates, and the Class M-1 Certificates, $25,000. Class M-2 and Class M-3 Certificates, $250,000. Class A-IO Certificates, [$2,000,000] notional amount.


________________________________________________________________________________
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                                     Page 3

SALOMON SMITH BARNEY                   COMPUTATIONAL MATERIALS FOR RAMP 2002-RZ2
A Memeber of Citigroup
________________________________________________________________________________



INTEREST PAYMENTS: On each distribution date, holders of the Certificates will be entitled to receive the Accrued Certificate Interest on the Certificates plus any Accrued Certificate Interest remaining unpaid from any prior distribution date, less any prepayment interest shortfalls not covered by Eligible Master Servicing Compensation or Excess Cash Flow.

     The interest accrual period with respect to any distribution date and the Class A Certificates (other than the Class A-1 Certificates) and Class M Certificates will be the prior calendar month. With respect to any distribution date and the Class A-1 Certificates, (i) with respect to the distribution date in June 2002, the period commencing on the closing date and ending on the day preceding the distribution date in June 2002, and
     (ii) with respect to any distribution date after the distribution date in June 2002, the period commencing on the distribution date in the month immediately preceding the month in which that distribution date occurs and ending on the day preceding that distribution date.

     Interest on the Certificates (other than the A-1 Certificates) will be calculated based on a 360-day year that consists of twelve 30-day months. Interest on the Class A-1 Certificates will be calculated based on the actual number of days in the related interest accrual period divided by 360.

     The "Net WAC Cap Rate" with respect to any distribution date will be equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans, adjusted for the interest payable on the Class A-IO Certificates; with respect to the Class A-1 Certificates, the Net WAC Cap Rate will be further adjusted to account for the actual over 360-day interest calculation method. All classes of Certificates, other than the Class A-IO Certificates, may be subject to the Net WAC Cap Rate.

     The "Net Mortgage Rate" will be, with respect to any mortgage loan, the per annum mortgage rate thereon minus the per annum rates at which the master servicing and subservicing fees are paid.


PRINCIPAL PAYMENTS: Principal distributable to the Class A Certificates will be distributed first to the Class A-6 Certificates, in an amount equal to the Class A-6 Lockout Distribution Amount for that distribution date, until paid in full and then, in order, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates until paid in full.

     The Class M Certificates will be subordinate to the Class A Certificates, and will not receive any principal payments until after the Stepdown Date or if a Trigger Event is in effect, unless the principal balance of the Class A Certificates is equal to zero.

     After the Stepdown Date, so long as a Trigger Event is not in effect, principal will be paid to the Class A and Class M Certificates as described under the "Priority of Distributions" below.


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                                     Page 4

SALOMON SMITH BARNEY                   COMPUTATIONAL MATERIALS FOR RAMP 2002-RZ2
A Memeber of Citigroup
________________________________________________________________________________



PRINCIPAL DISTRIBUTION On any distribution date, equal to the lesser of (a) the excess of AMOUNT: (i) the Available Distribution Amount over (ii) the Interest Distribution Amount and (b) the aggregate amount described below:

     The sum of (i) the principal portion of all scheduled monthly payments on the mortgage loans received or advanced with respect to the related due period; (ii) the principal portion of all proceeds of the repurchase of mortgage loans, or, in the case of a substitution, amounts representing a principal adjustment, as required by the pooling and servicing agreement, during the preceding calendar month; (iii) the principal portion of all other unscheduled collections received on the mortgage loans during the preceding calendar month, or deemed to be received during the preceding calendar month, including, without limitation, full and partial principal prepayments made by the respective mortgagors, to the extent not distributed in the preceding month; (iv) the lesser of (a) the Excess Cash Flow for that distribution date and (b) the principal portion of any Realized Losses, other than Excess Losses, incurred, or deemed to have been incurred, on any mortgage loans in the calendar month preceding that distribution date to the extent covered by Excess Cash Flow for that distribution date; and (v) the lesser of (a) the Excess Cash Flow for that distribution date, to the extent not used to cover losses pursuant to clause (iv) above, and (b) the amount of any Overcollateralization Increase Amount for that distribution date; minus (vi) the amount of any Overcollateralization Reduction Amount for that distribution date.

     In no event will the Principal Distribution Amount on any distribution date be less than zero or greater than the outstanding aggregate Certificate Principal Balance of the offered certificates.

ACCRUED CERTIFICATE INTEREST:With respect to any class of certificates and any distribution date, an amount equal to interest accrued during the related Interest Accrual Period on its Certificate Principal Balance or Notional Amount, as applicable, immediately prior to that distribution date at the related Pass-Through Rate less interest shortfalls and interest losses from the mortgage loans, if any, allocated to that class of certificates for that distribution date, including in each case:

     (1)  The interest portion of Excess Losses on the mortgage loans;

     (2)  The  interest  portion of any  advances  with  respect to the mortgage
          loans  that  were  made  with  respect  to  delinquencies   that  were
          ultimately determined to be Excess Losses; and

     (3) Any other interest shortfalls with respect to the mortgage loans, other than Prepayment Interest Shortfalls and other Realized Losses.

     Any reductions will be allocated to each class of certificates on a pro rata basis, based on the amount of Accrued Certificate Interest that would have accrued on that class of certificates absent these reductions. In addition to the foregoing, distributions of Accrued Certificate Interest may be reduced by (a) Prepayment Interest Shortfalls to the extent not covered by Eligible Master Servicing Compensation or Excess Cash Flow and
     (b)  the   interest   portion  of   Realized   Losses   allocated   through
     subordination.


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                                     Page 5

SALOMON SMITH BARNEY                   COMPUTATIONAL MATERIALS FOR RAMP 2002-RZ2
A Memeber of Citigroup
________________________________________________________________________________



PRINCIPAL REMITTANCE AMOUNT: With respect to any distribution date, the sum of the amounts described in clauses (i), (ii) and (iii) of the definition of Principal Distribution Amount for that distribution date.

INTEREST  DISTRIBUTION   AMOUNT:With  respect  to  any  distribution  date,  the
     aggregate amount of Accrued Certificate Interest on the Class A and Class M Certificates for that distribution date, and any Accrued Certificate Interest remaining unpaid for any previous distribution date, less any Prepayment Interest Shortfalls for that distribution date not covered by Eligible Master Servicing Compensation as described herein.

AVAILABLE DISTRIBUTION For any distribution date, an amount equal to the sum of the following AMOUNT: amounts, net of amounts reimbursable to the master servicer and any subservicer:

     (a) the aggregate amount of scheduled payments on the mortgage loans due during the related due period and received on or prior to the related determination date, after deduction of the master servicing fees and any subservicing fees in respect of the mortgage loans for that distribution date; (b) unscheduled payments, including mortgagor prepayments on the mortgage loans, insurance proceeds and liquidation proceeds from the mortgage loans, and proceeds from repurchases of and substitutions for the mortgage loans occurring during the preceding calendar month; and (c) all advances made for that distribution date in respect of the mortgage loans.

     With respect to any distribution date, the due period is the calendar month in which the distribution date occurs and the determination date is the 20th day of the month on which the distribution date occurs or, if the 20th day is not a business day, the immediately succeeding business day. The due date with respect to each mortgage loan is the date on which the scheduled monthly payment is due.

EXCESS CASH FLOW: With respect to any distribution date, an amount equal to the sum of (A) the excess of (1) the Available Distribution Amount for that distribution date over (2) the sum of (a) the Interest Distribution Amount for that distribution date and (b) the Principal Remittance Amount for that distribution date and (B) the Overcollateralization Reduction Amount, if any, for that distribution date.

REQUIRED OVERCOLLATERALIZATION AMOUNT: With respect to any distribution date prior to the Stepdown Date, 0.75% of the original aggregate principal balance of the mortgage loans, and, thereafter, 1.50% of the then current aggregate principal balance of the mortgage loans, subject to a floor of 0.50% of the original aggregate principal balance of the mortgage loans.

EXCESS OVERCOLLATERALIZATION With respect to any distribution date, the excess, if any, of the AMOUNT: Overcollateralization Amount on that distribution date over the Required Overcollateralization Amount on that distribution date.

OVERCOLLATERALIZATION AMOUNT:With respect to any distribution date, the excess, if any, of (a) the aggregate principal balance of the mortgage loans before giving effect to distributions of principal to be made on that distribution date, over (b) the aggregate certificate principal balance of the offered certificates, other than the Class A-IO Certificates, before taking into account distributions of principal, to be made on that distribution date.

OVERCOLLATERALIZATION INCREASE AMOUNT: With respect to any distribution date, an amount equal to the lesser of (i) the Excess Cash Flow for that distribution date and (ii) the excess, if any, of (x) the Required
     Overcollateralization Amount for that distribution date over (y) the Overcollateralization Amount for that distribution date.

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                                     Page 6

SALOMON SMITH BARNEY                   COMPUTATIONAL MATERIALS FOR RAMP 2002-RZ2
A Memeber of Citigroup
________________________________________________________________________________




OVERCOLLATERALIZATION REDUCTION AMOUNT: With respect to any distribution date for which the Excess Overcollateralization Amount is, or would be, after taking into account all other distributions to be made on that distribution date, greater than zero, an amount equal to the lesser of (i) the Excess Overcollateralization Amount prior to that distribution date and (ii) the Principal Remittance Amount for that distribution date.



PREPAYMENT INTEREST SHORTFALLS: With respect to any distribution date, the aggregate shortfall, if any, in collections of interest resulting from mortgagor prepayments on the mortgage loans during the preceding calendar month. These shortfalls will result because interest on prepayments in full is distributed only to the date of prepayment, and because no interest is distributed on prepayments in part, as these prepayments in part are applied to reduce the outstanding principal balance of the mortgage loans as of the due date immediately preceding the date of prepayment. No assurance can be given that the amounts available to cover Prepayment Interest Shortfalls will be sufficient therefor. Any Prepayment Interest Shortfalls incurred during the preceding calendar month will be offset by the master servicer, but only to the extent these Prepayment Interest Shortfalls do not exceed Eligible Master Servicing Compensation.


Allocation of Shortfalls: Any Prepayment Interest Shortfalls which are not covered by Eligible Master Servicing Compensation will be allocated among the offered certificates, in each case in accordance with the amount of Accrued Certificate Interest that would have accrued on that certificate absent these shortfalls. Any Prepayment Interest Shortfalls not covered by Eligible Master Servicing Compensation or Excess Cash Flow and allocated to a class of offered certificates will accrue interest at the then applicable Pass-Through Rate on that class of offered certificates and will be payable to certificate holders as described below under "Excess Cash Flow".

PRIORITY OF DISTRIBUTIONS:

     INTEREST DISTRIBUTIONS

     On each distribution date, holders of each class of certificates will be entitled to receive, to the extent of the Available Distribution Amount, interest distributions in the following order of priority:

     1) To the holders of the Class A Certificates (including the Class A-IO Certificates), on a pro rata basis, Accrued Certificate Interest plus any Accrued Certificate Interest remaining unpaid from any prior distribution date less any Prepayment Interest Shortfalls for that distribution date that are not covered by Eligible Master Servicing Compensation or Excess Cash Flow, for such distribution date;
     2) To the holders of the Class M-1 Certificates, Accrued Certificate Interest plus any Accrued Certificate Interest remaining unpaid from any prior distribution date less any Prepayment Interest Shortfalls for that distribution date that are not covered by Eligible Master Servicing Compensation or Excess Cash Flow, for such distribution date;
     3) To the holders of the Class M-2 Certificates, Accrued Certificate Interest plus any Accrued Certificate Interest remaining unpaid from any prior distribution date less any Prepayment Interest Shortfalls for that distribution date that are not covered by Eligible Master Servicing Compensation or Excess Cash Flow, for such distribution date; and
     4) To the holders of the Class M-3 Certificates, Accrued Certificate Interest plus any Accrued Certificate Interest remaining unpaid from any prior distribution date less any Prepayment Interest Shortfalls for that distribution date that are not covered by Eligible Master Servicing Compensation or Excess Cash Flow, for such distribution date.


_______________________________________________________________________________
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                                     Page 7

SALOMON SMITH BARNEY                   COMPUTATIONAL MATERIALS FOR RAMP 2002-RZ2
A Memeber of Citigroup
________________________________________________________________________________


PRIORITY OF DISTRIBUTIONS (CONT'D):

     PRINCIPAL DISTRIBUTIONS

     On each distribution date, the Principal Distribution Amount shall be distributed in the following order of priority:

     1) To the holders of the Class A Certificates (other than the Class A-IO Certificates), the Class A Principal Distribution Amount, to be distributed, first to the holders of the Class A-6 Certificates, in an amount equal to the Class A-6 Lockout Distribution Amount for that distribution date, until the Certificate Principal Balance of the Class A-6 Certificates has been reduced to zero, and then, in order, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates, in each case in reduction of the Certificate Principal Balance thereof, until reduced to zero;
     2) To the holders of the Class M-1 Certificates, the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
     3) To the holders of the Class M-2 Certificates, the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and
     4) To the holders of the Class M-3 Certificates, the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.


     EXCESS CASH FLOW

     On each distribution date, Excess Cash Flow, if any, shall be applied in the following order of priority:

     1) To pay the holders of the class or classes of Certificates then entitled to receive distributions of principal, the principal portion of Realized Losses, other than Excess Losses, incurred on the mortgage loans for the preceding calendar month;
     2)   To pay any  Overcollateralization  Increase  Amount  to the  class  or classes of Certificates then entitled to receive distributions of principal;
     3) To pay the holders of the Certificates, pro rata based on Accrued Certificate Interest otherwise due on each Certificate, the amount of any Prepayment Interest Shortfalls allocated thereto with respect to the mortgage loans for that distribution date, to the extent not covered by Eligible Master Servicing Compensation on that distribution date;
     4) To pay the holders of the Certificates, pro rata based on unpaid Prepayment Interest Shortfalls previously allocated thereto, any Prepayment Interest Shortfalls remaining unpaid from prior distribution dates together with interest thereon; and
     5) To pay the holders of the Class SB Certificates any balance remaining, in accordance with the terms of the pooling and servicing agreement.



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                                     Page 8

SALOMON SMITH BARNEY                   COMPUTATIONAL MATERIALS FOR RAMP 2002-RZ2
A Memeber of Citigroup
________________________________________________________________________________


CLASS A PRINCIPAL With respect to any distribution date:

DISTRIBUTION AMOUNT:

(1) Prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the Principal Distribution Amount for that distribution date, or

(2) On or after the Stepdown Date if a Trigger Event is not in effect for that distribution date, the lesser of: (I) the Principal Distribution Amount for that distribution date; and (II) the excess of (A) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to that distribution date over (B) the lesser of (x) the product of (1) 75.5% and (2) the aggregate principal balance of the mortgage loans after giving effect to distributions to be made on that distribution date and (y) the aggregate principal balance of the Mortgage Loans after giving effect to distributions to be made on that distribution date, less approximately $1,825,000.

CLASSM-1 PRINCIPAL With respect to any distribution date:

DISTRIBUTION  AMOUNT:

(1) Prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the Principal Distribution Amount for that distribution date after distribution of the Class A Principal Distribution Amount, or

(2) On or after the Stepdown Date if a Trigger Event is not in effect for that distribution date, the lesser of: (I) the remaining Principal Distribution Amount for that distribution date after distribution of the Class A Principal Distribution Amount; and (II) the excess of (A) the sum of (1) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount for that distribution date) and (2) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to that distribution date over (B) the lesser of (x) the product of (1) 84.5% and
     (2) the aggregate principal balance of the mortgage loans after giving effect to distributions to be made on that distribution date and (y) the aggregate principal balance of the mortgage loans after giving effect to distributions to be made on that distribution date, less approximately $1,825,000.



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
SALOMON SMITH BARNEY                   COMPUTATIONAL MATERIALS FOR RAMP 2002-RZ2
A Memeber of Citigroup
________________________________________________________________________________



CLASS M-2 PRINCIPAL With respect to any distribution date:

DISTRIBUTION AMOUNT:

(1) Prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the Principal Distribution Amount for that distribution date after distribution of the Class A Principal Distribution Amount and Class M-1 Principal Distribution Amount, or

(2) On or after the Stepdown Date if a Trigger Event is not in effect for that distribution date, the lesser of: (I) the remaining Principal Distribution Amount for that distribution date after distribution of the Class A Principal Distribution Amount and Class M-1 Principal Distribution Amount and (II) the excess of (A) the sum of (1) the aggregate Certificate Principal Balance of the Class A and Class M-1 Certificates (after taking into account the payment of the Class A Principal Distribution Amount and Class M-1 Principal Distribution Amount for that distribution date) and (2) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to that distribution date over (B) the lesser of (x) the product of
     (1) 92.5% and (2) the aggregate principal balance of the mortgage loans after giving effect to distributions to be made on that distribution date and (y) the aggregate principal balance of the mortgage loans after giving effect to distributions to be made on that distribution date, less approximately $1,825,000.


CLASS M-3 PRINCIPAL With respect to any distribution date:

DISTRIBUTION AMOUNT:

(1) Prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the Principal Distribution Amount for that distribution date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount and Class M-2 Principal Distribution Amount, or

(2) On or after the Stepdown Date if a Trigger Event is not in effect for that distribution date, the lesser of: (I) the remaining Principal Distribution Amount for that distribution date after distribution of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount and Class M-2 Principal Distribution Amount; and (II) the excess of (A) the sum of (1) the aggregate Certificate Principal Balance of the Class A, Class M-1 and Class M-2 Certificates (after taking into account the payment of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount and Class M-2 Principal Distribution Amount for that distribution date) and (2) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to that distribution date over (B) the lesser of (x) the product of (1) 98.5% and (2) the aggregate principal balance of the mortgage loans after giving effect to distributions to be made on that distribution date and (y) the aggregate principal balance of the mortgage loans after giving effect to distributions to be made on that distribution date, less approximately $1,825,000.



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                                     Page 10
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SALOMON SMITH BARNEY                   COMPUTATIONAL MATERIALS FOR RAMP 2002-RZ2
A Memeber of Citigroup
________________________________________________________________________________




CLASS A-6 PRINCIPAL DISTRIBUTION:

ClassA-6 Lockout Distribution Amount: For any distribution date, an amount equal to the product of (x) the Class A-6 Lockout Percentage for that distribution date and (y) the Class A-6 Pro-Rata Distribution Amount for that distribution date. In no event shall the Class A-6 Lockout Distribution Amount for a distribution date exceed the Principal Distribution Amount for that distribution date.

ClassA-6 Lockout  Percentage:  For any distribution  date, the Class A-6 Lockout
     Percentage is equal to the following:


          Distribution Dates            Class A-6 Lockout Percentage
                  1-36                             0%
                 37-60                            45%
                 61-72                            80%
                 73-84                           100%
                 85 and thereafter               300%

ClassA-6 Pro-Rata  Distribution  Amount:  For any  distribution  date, an amount equal to the product of (x) a fraction, the numerator of which is the Certificate Principal Balance of the Class A-6 Certificates immediately prior to that distribution date and the denominator of which is the aggregate Certificate Principal Balance of the Class A Certificates (other than the Class A-IO Certificates) immediately prior to that distribution date and (y) the Class A Principal Distribution Amount for that distribution date.

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SALOMON SMITH BARNEY                   COMPUTATIONAL MATERIALS FOR RAMP 2002-RZ2
A Memeber of Citigroup
________________________________________________________________________________



REALIZED LOSSES: Realized Losses, other than Excess Losses, will be absorbed first, by Excess Cash Flow for that distribution date, second by the reduction of the Overcollateralization Amount until reduced to zero, third to the Class M-3 Certificates until reduced to zero, fourth to the Class M-2 Certificates until reduced to zero, fifth to the Class M-1 Certificates until reduced to zero, and sixth to the Class A Certificates, on a pro rata basis, until reduced to zero. Excess Losses will be applied to reduce the Certificate Principal Balance of the Class A Certificates and the Class M Certificates on a pro rata basis as described below.

EXCESS LOSSES: Any Excess Losses, including fraud losses on the mortgage loans in excess of the fraud loss amount, special hazard losses on the mortgage loans in excess of the special hazard amount and extraordinary losses, will be allocated to all of the certificates on a pro rata basis and in an aggregate amount equal to the percentage of the loss equal to the then aggregate Certificate Principal Balance of the certificates divided by the then aggregate principal balance of the mortgage loans.



STEPDOWN DATE: The later to occur of (x) the distribution date occurring in June
     2005 and (y) the first distribution date on which the sum of the aggregate Certificate Principal Balance of the Class M Certificates and the Overcollateralization Amount immediately prior to that distribution date is equal to or greater than 24.5% of the aggregate principal balance of the mortgage loans as of the end of the preceding due period.

SIXTY-PLUS DELINQUENCY  PERCENTAGE:  With respect to any distribution  date, the fraction, expressed as a percentage, equal to (x) the aggregate principal balance of the mortgage loans that are 60 or more days delinquent in payment of principal and interest for that distribution date, including mortgage loans in foreclosure and REO, over (y) the aggregate principal balance of all of the mortgage loans immediately preceding that distribution date.

TRIGGER EVENT: A Trigger Event is in effect with respect to any distribution date on or after the Stepdown Date if any of the following conditions are met:

     1) The three-month average of the Sixty-Plus Delinquency Percentage, as determined as of that distribution date and the immediately preceding two distribution dates, exceeds [8.00]%
     2) If the distribution date is occurring before the distribution date in June 2006, the aggregate amount of Realized Losses, other than Excess Losses, on the mortgage loans since the Cut-off Date exceeds [2.80]% of the aggregate principal balance of the mortgage loans as of the Cut-off Date;
     3) If the distribution date is occurring on or after the distribution date in June 2006, and before the distribution date in June 2007, the aggregate amount of Realized Losses, other than Excess Losses, on the mortgage loans since the Cut-off Date exceeds [3.00]% of the aggregate principal balance of the mortgage loans as of the Cut-off Date; and
     4) If the distribution date is occurring on or after the distribution date in June 2007, and before the distribution date in June 2008, the aggregate amount of Realized Losses, other than Excess Losses, on the mortgage loans since the Cut-off Date exceeds [3.25]% of the aggregate principal balance of the mortgage loans as of the Cut-off Date.


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
SALOMON SMITH BARNEY                   COMPUTATIONAL MATERIALS FOR RAMP 2002-RZ2
A Memeber of Citigroup
________________________________________________________________________________




CREDIT ENHANCEMENT:

     O SUBORDINATION If the Class M Certificates remain outstanding, losses on the mortgage loans (other than Excess Losses) which are not covered by Excess Cash Flow or overcollateralization will be allocated first to the outstanding class of Class M Certificates with the lowest payment priority, and the other classes of certificates will not bear any portion of such losses, except as described in this prospectus supplement. If none of the Class M Certificates are outstanding, all such losses will be allocated to the Class A Certificates. Excess Losses will be allocated to all of the Certificates on a pro rata basis.

     O    OVERCOLLATERALIZATION
          INITIAL 0.00%
          TARGET 0.75% of the original  principal  balance of the mortgage loans
               (prior to the Stepdown Date); 1.50% of the current principal balance of the mortgage loans (on or after the Stepdown Date)
          FLOOR 0.50% of original principal balance of the mortgage loans

     O EXCESS CASH FLOW To the extent available, will be available to build overcollateralization commencing on the first distribution date.


ADVANCES: The Master Servicer will be obligated to advance, or cause to be advanced, cash with respect to delinquent payments of principal and interest on the mortgage loans to the extent that the Master Servicer reasonably believes that such cash advances will be recoverable from future payments on the related mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the Certificates and are not intended to guarantee or insure against losses.


MONTHLY  FEES:   Master  Servicing  Fee:  0.05%  per  annum,   payable  monthly.
     Sub-servicing Fee: minimum of 0.25% per annum, payable monthly. The weighted average of servicing fee rates is approximately 0.352% per annum as of the Statistical Calculation Date.


ELIGIBLE MASTER SERVICING COMPENSATION: For any distribution date, an amount equal to the lesser of (a) one-twelfth of [0.125]% of the principal balance of the mortgage loans immediately preceding that distribution date and (b) the sum of the master servicing fee payable to the master servicer in respect of its master servicing activities and reinvestment income received by the master servicer on amounts payable with respect to that distribution date.

OPTIONAL  TERMINATION:   On  any  distribution   date  on  which  the  aggregate
     outstanding principal balance of the mortgage loans, after giving effect to distributions on that distribution date, is less than 10% of their aggregate principal balance as of the Cut-off Date, the master servicer may, but will not be required to:

     (1) Purchase from the trust all of the remaining mortgage loans and cause an early retirement of the certificates; or
     (2)  Purchase all of the certificates.

     An optional purchase of the certificates will cause the outstanding principal balance of the certificates to be paid in full with accrued interest.

STEP-UP COUPON: The Class A-5, Class M-1, Class M-2, and Class M-3 pass-through rates will each increase by 0.50% on the second distribution date after the optional termination date.


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                                     Page 13

SALOMON SMITH BARNEY                   COMPUTATIONAL MATERIALS FOR RAMP 2002-RZ2
A Memeber of Citigroup
________________________________________________________________________________



FEDERAL TAX ASPECTS: The Trust will be established as one or more REMICs for federal income tax purposes.

ERISACONSIDERATIONS: The Class A Certificates may be eligible for purchase by a pension or other employee benefit plan subject to the Employee Retirement Income Security Act of 1974 or Section 4975 of the Internal Revenue Code of 1986, or by an entity investing the assets of an employee benefit plan subject to certain conditions being met. Sales of the Class M Certificates to such plans or retirement accounts are generally prohibited.

SMMEAELIGIBILITY: None of the Certificates are 'mortgage related securities' for purposes of the Secondary Mortgage Market Enhancement Act of 1984.



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                                     Page 14

SALOMON SMITH BARNEY                   COMPUTATIONAL MATERIALS FOR RAMP 2002-RZ2
A Memeber of Citigroup
________________________________________________________________________________



--------------------------------------------------------------------------------
                        CERTIFICATES SENSITIVITY ANALYSIS
--------------------------------------------------------------------------------

                                   TO 10% CALL

% OF PREPAYMENT ASSUMPTION:    0%        50%          75%         100%         125%        150%

CLASS A-1
AVG. LIFE (YRS)             12.01        1.56        1.12         0.90         0.76        0.67
WINDOW (MOS)                1-231        1-37        1-26         1-20         1-17        1-14
EXPECTED FINAL MAT.        8/25/21     6/25/05      7/25/04      1/25/04     10/25/03     7/25/03

CLASS A-2
AVG. LIFE (YRS)             20.94        3.84        2.61         2.00         1.64        1.39
WINDOW (MOS)               231-269      37-56        26-37        20-29       17-23        14-20
EXPECTED FINAL MAT.       10/25/24     1/25/07      6/25/05     10/25/04     4/25/04      1/25/04

CLASS A-3
AVG. LIFE (YRS)             24.49        6.44        4.08         3.01         2.37        1.98
WINDOW (MOS)               269-316      56-113       37-65        29-47       23-35        20-29
EXPECTED FINAL MAT.        9/25/28     10/25/11    10/25/07      4/25/06     4/25/05     10/25/04

CLASS A-4
AVG. LIFE (YRS)             27.35       12.34        7.63         5.01         3.75        2.81
WINDOW (MOS)               316-340     113-186      65-130        47-79       35-57        29-45
EXPECTED FINAL MAT.        9/25/30     11/25/17     3/25/13     12/25/08     2/25/07      2/25/06

CLASS A-5
AVG. LIFE (YRS)             28.62       16.90        12.06        8.82         6.32        4.84
WINDOW (MOS)               340-344     186-205      130-147      79-111       57-87        45-72
EXPECTED FINAL MAT.        1/25/31     6/25/19      8/25/14      8/25/11     8/25/09      5/25/08

CLASS A-6
AVG. LIFE (YRS)             15.23        8.06        7.18         6.62         6.07        5.44
WINDOW (MOS)               37-344       37-205      37-147       37-111       39-87        42-72
EXPECTED FINAL MAT.        1/25/31     6/25/19      8/25/14      8/25/11     8/25/09      5/25/08

CLASS M-1
AVG. LIFE (YRS)             26.40       11.62        8.12         6.11         4.92        4.29
WINDOW (MOS)               269-344      70-205      48-147       37-111       38-87        39-72
EXPECTED FINAL MAT.        1/25/31     6/25/19      8/25/14      8/25/11     8/25/09      5/25/08

CLASS M-2
AVG. LIFE (YRS)             26.40       11.62        8.12         6.11         4.91        4.23
WINDOW (MOS)               269-344      70-205      48-147       37-111       37-87        38-72
EXPECTED FINAL MAT.        1/25/31     6/25/19      8/25/14      8/25/11     8/25/09      5/25/08

CLASS M-3
AVG. LIFE (YRS)             26.23       11.07        7.69         5.78         4.65        3.98
WINDOW (MOS)               269-344      70-205      48-147       37-111       37-87        37-72
EXPECTED FINAL MAT.        1/25/31     6/25/19      8/25/14      8/25/11     8/25/09      5/25/08

------------------------ ------------ ----------- ------------ ------------ ----------- ------------



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                                     Page 15

SALOMON SMITH BARNEY                   COMPUTATIONAL MATERIALS FOR RAMP 2002-RZ2
A Memeber of Citigroup
________________________________________________________________________________


--------------------------------------------------------------------------------
                  CERTIFICATES SENSITIVITY ANALYSIS (CONTINUED)
--------------------------------------------------------------------------------

                                   TO MATURITY

% OF PREPAYMENT ASSUMPTION:    0%        50%          75%         100%         125%        150%

CLASS A-5
AVG. LIFE (YRS)             29.07       20.52        15.24        11.31        8.06        5.57
WINDOW (MOS)               340-357     186-340      130-294      79-237       57-190      45-158
EXPECTED FINAL MAT.        2/25/32     9/25/30     11/25/26      2/25/22     3/25/18      7/25/15

CLASS A-6
AVG. LIFE (YRS)             15.23        8.07        7.22         6.72         6.47        6.37
WINDOW (MOS)               37-355       37-338      37-292       37-235       39-188      42-155
EXPECTED FINAL MAT.       12/25/31     7/25/30      9/25/26     12/25/21     1/25/18      4/25/15

CLASS M-1
AVG. LIFE (YRS)             26.51       12.43        8.79         6.65         5.37        4.65
WINDOW (MOS)               269-355      70-300      48-232       37-179       38-144      39-118
EXPECTED FINAL MAT.       12/25/31     5/25/27      9/25/21      4/25/17     5/25/14      3/25/12

CLASS M-2
AVG. LIFE (YRS)             26.49       12.25        8.61         6.51         5.24        4.48
WINDOW (MOS)               269-353      70-278      48-208       37-161       37-128      38-104
EXPECTED FINAL MAT.       10/25/31     7/25/25      9/25/19     10/25/15     1/25/13      1/25/11

CLASS M-3
AVG. LIFE (YRS)             26.24       11.17        7.77         5.84         4.70        4.01
WINDOW (MOS)               269-349      70-234      48-170       37-129       37-102       37-83
EXPECTED FINAL MAT.        6/25/31     11/25/21     7/25/16      2/25/13     11/25/10     4/25/09

------------------------ ------------ ----------- ------------ ------------ ----------- ------------



_______________________________________________________________________________
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A Memeber of Citigroup
________________________________________________________________________________


--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


--------------------------------------------------------

CURRENT PRINCIPAL BALANCE             $312,067,911.65(1)
(AS OF 5/1/02)

Loan Count                                       2,128
Average Current Principal Balance          $146,648.45
Current Principal Balance ($)
           22,650  -   100,000                   14.82%
          100,001  -   200,000                   50.40%
          200,001  -   300,000                   25.07%
          300,001  -   400,000                    7.63%
          400,001  -   500,000                    0.99%
          500,001  -   600,000                    0.70%
          600,001  -   620,000                    0.40%

--------------------------------------------------------

 WA MORTGAGE RATE                                9.168%

 Range of Mortgage Rates (%)             7.250%-12.500%
            6.000  -   6.499                      0.00%
            7.000  -   7.499                      0.08%
            7.500  -   7.999                      4.69%
            8.000  -   8.499                     13.55%
            8.500  -   8.999                     31.10%
            9.000  -   9.499                     19.12%
            9.500  -   9.999                     13.59%
           10.000  -   10.499                     6.69%
           10.500  -   10.999                     7.18%
           11.000  -   11.499                     2.59%
           11.500  -   11.999                     1.09%
           12.000  -   12.499                     0.31%
           12.500  -   12.500                     0.02%

--------------------------------------------------------

 WA AGE (MONTHS)                                      2

 WA Original Term to Maturity (months)              351

 WA Remaining to Maturity Term (months)             349

--------------------------------------------------------

Balloon / Fully Amortizing                 4.24%/95.76%
First Lien                                      100.00%
WA Debt-to-Income Ratio                          39.56%

--------------------------------------------------------

 WA CREDIT SCORE                                    704

 Range of Credit Scores                         580-820
              580  -   599                        2.07%
              600  -   619                        5.60%
              620  -   639                        8.96%
              640  -   659                        6.63%
              660  -   679                        6.26%
              680  -   699                       13.31%
              700  -   719                        9.25%
              720  -   739                       18.22%
              740  -   759                       14.07%
              760  -   779                       10.56%
              780  -   799                        4.59%
              800  -   820                        0.46%

--------------------------------------------------------

(1) As of the Statistical Calculation Date.



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

SALOMON SMITH BARNEY                   COMPUTATIONAL MATERIALS FOR RAMP 2002-RZ2
A Memeber of Citigroup
________________________________________________________________________________


--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


--------------------------------------------------------
 WA ORIGINAL LTV                                102.22%

 Range of Original LTV (%)               90.00%-107.00%
          90.00  -   90.00                        0.07%
          90.01  -   95.00                        7.30%
          95.01  -   100.00                      33.74%
         100.01  -   101.00                       0.93%
         101.01  -   102.00                       2.70%
         102.01  -   103.00                      25.44%
         103.01  -   104.00                       3.55%
         104.01  -   105.00                       2.87%
         105.01  -   106.00                       3.46%
         106.01  -   107.00                      19.94%

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CREDIT GRADE
 A1                                              46.73%
 A2                                              21.87%
 A3                                              12.29%
 A4                                              13.99%
 AX                                               2.51%
 AM                                               2.61%

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 PROPERTY TYPE
 Single-family detached                          74.60%
 Planned Unit Developments (detached)            12.35%
 Condo Low-Rise (less than 5 stories)             8.62%
 Planned Unit Developments (attached)             3.34%
 Townhouse                                        1.08%
 Leasehold                                        0.02%

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 OCCUPANCY STATUS
 Owner Occupied                                  95.47%
 Non-Owner Occupied                               4.53%

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 DOCUMENTATION
 Full Documentation                              83.10%
 Limited Documentation                           16.67%
 Other                                            0.23%

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 LOAN PURPOSE
 Equity Refinance                                15.91%
 Purchase                                        77.19%
 Rate/Term Refinance                              6.91%

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 PREPAYMENT PENALTY TERM
 None                                            47.17%
 12 months                                        4.31%
 24 months                                        1.15%
 36 months                                       43.29%
 48 months                                        0.94%
 60 months                                        3.15%

 GEOGRAPHIC CONCENTRATION (>= 5%)
                                              27.16% CA
                                               6.27% FL
                                               5.00% TX

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________________________________________________________________________________
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disclaimer,   please  contact  your  Salomon  Smith  Barney  Financial   Advisor
immediately.
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